Capitol Corporate Services, Inc.
PO Box 1831
Austin, TX 78767
Phone: (800) 345-4647 Fax: (800) 432-3622
rassop@capitolservices.com

Service Of Process Transmittal Notice

KATHY PARADISE BION ENVIRONMENTAL TECHNOLOGIES INC 9 E PARK CT OLD BETHPAGE NEW YORK 11804-1421	**Date Processed:**	04/16/2025
	Completed By:	B. HUNT
	Delivery Method to Client:	FEDEX 2 DAY
	Tracking Number:	287634795045

Enclosed please find legal documents received on behalf of the client named below. These documents are being forwarded in accordance with your instructions.

Date / Time Received	Transmittal #	Delivered to Agent by
04/16/2025 12:00 PM in INDIANA	IN-301358	PROCESS SERVER

With Regard to Client
BION TECHNOLOGIES, INC.

Title of Case or Action
HAMSTRA BUILDERS, INC. V BION ENVIRONMENTAL TECHNOLOGIES, INC., ET AL.

Case Number	Type of Document Served
4:25-CV-00024	CITATION/SUMMONS

Court Name
UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF INDIANA

Note

1-301358E

UNITED STATES DISTRICT COURT

for the

Northern District of Indiana

Hamstra Builders, Inc., *Plaintiff(s)* v. Bion Environmental Technologies, Inc.; Bion Technologies, Inc.; Bion 3G-1 LLC; and North Prairie Holdings, LLC; *Defendant(s)*	Civil Action No. 4:25-cv-00024

SUMMONS IN A CIVIL ACTION

To: *(Defendant's name and address)* Bion Technologies, Inc.
c/o Capital Corporate Services, Inc.
150 West Market Street
Suite 400
Indianapolis, IN 46204

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff's attorney, whose name and address are: Robert W. Schrimpf, Esq.
ROETZEL & ANDRESS, LPA
625 Eden Park Drive
Suite 450
Cincinnati, OH 45202

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

CLERK OF COURT

Date: 4/15/2025

s/R. Figueroa

Signature of Clerk or Deputy Clerk

IN THE UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF INDIANA
LAFAYETTE DIVISION

HAMSTRA BUILDERS, INC. 12028 North County Road 200 West Wheatfield, Indiana 46392; Plaintiff, vs. BION ENVIRONMENTAL TECHNOLOGIES, INC. c/o Capital Corporate Services, Inc. 150 West Market Street, Suite 400 Indianapolis, Indiana 46204; BION TECHNOLOGIES, INC. c/o Capital Corporate Services, Inc. 150 West Market Street, Suite 400 Indianapolis, Indiana 46204; BION 3G-1 LLC c/o Capital Corporate Services, Inc. 150 West Market Street, Suite 400 Indianapolis, Indiana 46204; and NORTH PRAIRIE HOLDINGS, LLC c/o Richard J. Blauw, Jr. 588 Three Mile Road Northwest, Suite 203 Grand Rapids, Michigan 49544; Defendants.	CASE NO. JUDGE: MAGISTRATE JUDGE: **COMPLAINT FOR DAMAGES, FORECLOSURE, AND RESTITUTION AND JURY DEMAND**

Comes now Plaintiff Hamstra Builders, Inc. ("Hamstra"), by and through the undersigned counsel, and for its Complaint against Defendants Bion Environmental Technologies, Inc. ("Bion Environmental Technologies"), Bion Technologies, Inc. ("Bion Technologies), Bion 3G-1, LLC

("Bion 3G-1"), and North Prairie Holdings, LLC, ("North Prairie"), (collectively "Defendants") states as follows:

PARTIES

1. Hamstra is an Indiana Corporation with its principal place of business located at 12028 North County Road 200 West, Wheatfield, Indiana 46392. Therefore, Hamstra is a citizen of Indiana.

2. Bion Environmental Technologies is a Colorado Corporation with its principal place of business in New York. Therefore, Bion Environmental Technologies is a citizen of Colorado and New York. Bion Environmental Technologies is licensed to do business in Indiana, and Bion Environmental Technologies' registered agent for service of process in Indiana is Capital Corporate Services, Inc., 150 West Market Street, Suite 400, Indianapolis, Indiana, 46204.

3. Bion Technologies is a Colorado Corporation with its principal place of business is New York. Therefore, Bion Technologies is a citizen of Colorado and New York. Bion Technologies is licensed to do business in Indiana, and Bion Technologies' registered agent for service of process in Indiana is Capital Corporate Services, Inc., 150 West Market Street, Suite 400, Indiana, 46204. Bion Technologies is the parent company of Bion Environmental Technologies and Bion 3G-1.

4. Bion 3G-1 is a Colorado limited liability company with its principal place of business in New York. Upon information and belief, Bion 3G-1's sole member is Bion Technologies. Therefore, Bion 3G-1 is a citizen of Colorado and New York. Bion 3G-1 is licensed to do business in Indiana, and Bion 3G-1's registered agent for service of process in Indiana is Capital Corporate Services, Inc., 150 West Market Street, Suite 400, Indiana, 46204.

5. North Prairie is a Michigan limited liability company with its principal place of business in Michigan. Upon information and belief, North Prairie's sole member is Richard J. Blauw, Jr., who is, upon information and belief, a resident and citizen of Michigan. Therefore, North Prairie is a citizen of Michigan. North Prairie's registered agent for service of process is Richard J. Blauw, Jr., 588 3 Mile Road Northwest, Suite 203, Grand Rapids, Michigan 49544.

JURISDICTION AND VENUE

6. This Court has subject matter jurisdiction over this case under 28 U.S.C. § 1332 because the parties are of diverse citizenship, and the amount in controversy exceeds $75,000, exclusive of interest and costs.

7. This Court has personal jurisdiction over Bion Environmental Technologies because it is licensed to do business in Indiana, has appointed a registered agent for service of process in Indiana, does business in the District, owns, uses, or possesses real property, or has an interest in real property within the District, Hamstra performed services for Bion Environmental Technologies in the District, and Bion Environmental entered into a contract with Hamstra in the District to perform services in the District.

8. This Court has personal jurisdiction over Bion Technologies because it is licensed to do business in Indiana, has appointed a registered agent for service of process in Indiana, does business in Indiana, and Hamstra performed services for Bion Technologies in the District.

9. This Court has personal jurisdiction over Bion 3G-1 because it is licensed to do business in Indiana, has appointed a registered agent for service of process in Indiana, does business in the District, owns, uses, or possesses real property, or has an interest in real property within the District, and Hamstra performed services for Bion 3G-1 in the District.

10. The Court has personal jurisdiction over North Prairie because it does business in Indiana and owns, uses, or possesses real property or has an interest in real property within Indiana.

11. Venue is proper in this district and division pursuant to 28 U.S.C. § 1391(b)(2) because a substantial part of the events or omissions giving rise to the claim occurred in Newton County, Indiana, and the property that is the subject of the action is situated is in Newton County, Indiana, which is located in the District and Division.

STATEMENT OF FACTS

12. At all relevant times, North Prairie owned real property (the "Property") located at or near 5093 East 700 North, Lincoln Township, Newton County, Indiana. A more detailed description of the Property is attached hereto as **Exhibit "A"**.

13. At all relevant times, Bion Environmental Technologies and Bion 3G-1 leased the subject property from North Prairie.

14. As set forth below, Hamstra agreed to provide the labor and materials associated with the construction of an Ammonia Recovery Facility, amongst other improvements, at the Property (the "Work") for the Defendants, who all benefitted from the same, and which permanently improved the Property.

15. Hamstra provided all of the required services, labor, and/or materials associated with Hamstra's work (the "Work"), but Defendants have failed and/or refused to tender payment in full to Hamstra.

COUNT I - BREACH OF CONTRACT
(Against Bion Environmental Technologies)

16. Hamstra realleges and incorporates Paragraphs 1 through 15 of this Complaint as if fully rewritten herein.

17. On or about January 3, 2023, Hamstra and Bion Environmental Technologies entered into a contract (the "Contract") for Hamstra to perform the Work at the Property. The original Contract price was $2,056,816.80. Through the course of the Work, there were 14 change orders which added a total of $1,063,288.29 to the price of the Work performed under the Contract, for a total Contract price of $3,120,085.09. A true and accurate copy of the Contract and all associated change orders is attached hereto as **Exhibit "B"**.

18. Hamstra furnished the Work in accordance with the Contract and, thus, substantially performed under the Contract, permanently improving the Property.

19. The total cost of the Work was $3,120,085.09, of which $1,494,512.72 remains due and owing to Hamstra from Bion Environmental Technologies.

20. Bion Environmental Technologies has failed or refused to pay Hamstra for the balance owing for the Work, which was incorporated into the Property, and thus, Bion Environmental Technologies is in breach of the Contract.

21. Hamstra has been damaged by Bion Environmental Technologies' breach of the Contract in an amount not less than $1,494,512.72.

22. Hamstra has complied with the Contract and is not in default thereof.

COUNT II – FORECLOSURE OF MECHANIC'S LIEN
(Against All Defendants)

23. Hamstra realleges and incorporates Paragraphs 1 through 22 of this Complaint as if fully rewritten herein.

24. At the time Hamstra performed the Work at the Property and at all relevant times thereafter, North Prairie was the owner of the Property.

25. At the time Hamstra performed the Work at the Property and at all relevant times thereafter, Bion Environmental Technologies and Bion 3G-1 were the lessees of the Property.

26. The Work was performed with North Prairie's full knowledge, consent, and acquiescence.

27. There remains an amount due and owing for the Work in the sum of $1,494,512.72, reasonable attorney's fees, and additional interest and costs.

28. North Prairie, Bion Environmental Technologies, and Bion 3G-1 requested the Work on the Property and thereafter refused to pay for the services.

29. Hamstra's work on the Property permanently improved the Property for the benefit of North Prairie.

30. Hamstra recorded its Contractor's Claim for Mechanic's Lien (the "Lien") on or about April 16, 2024 with the office of the Recorder of Newton County as Document number 20240860 ML within 90 days of the last day Hamstra provided labor or furnished materials or machinery to North Prairie, Bion Environmental Technologies, and Bion 3G-1. A true and accurate copy of the lien is attached hereto as **Exhibit "C"**.

31. The amount claimed under this Lien is $1,494,512.72.

32. The Indiana Mechanic's Lien Statute—Ind. Code 32-28-3-14—provides that a mechanic's lien holder who recovers a judgment in any sum is entitled to recover reasonable attorney's fees.

33. Hamstra has retained the undersigned attorney on a fee-for-service basis to collect unpaid sums through recording of the Lien and to foreclose upon the Lien and Hamstra is entitled to recover for all of its attorneys' fees and expenses as provided by Ind. Code 32-28-3-14.

34. Hamstra seeks an order from this Court for the amount due and owing under the invoices for reasonable attorneys' fees, court costs, and all other relief pursuant to the Indiana Mechanic's lien statute.

35. Hamstra seeks an order that the Property be sold and that the proceeds be used to satisfy Hamstra's judgment prior to all junior interests in the Property being satisfied.

COUNT III - UNJUST ENRICHMENT
(Against All Defendants – In the Alternative to Count I)

36. Hamstra realleges and incorporates Paragraphs 1 through 35 of this Complaint as if fully rewritten herein.

37. Hamstra furnished the Work on the Property at Defendants' express or implied requests.

38. As a result of the Defendants' requests, Defendants received a measurable benefit from Hamstra in the form of the Work which resulted in completion of a functioning ammonia recovery facility, which the Defendants received and accepted the performance of the same.

39. Hamstra expected to be paid the balance of $1,494,512.72 for the Work it completed on the Property by Defendants.

40. Allowing Defendants to retain the benefits of the Work without restitution to Hamstra in the form of full and complete payment would be unjust and improper in that Hamstra has not been fully compensated for its Work.

WHEREFORE, Plaintiff Hamstra Builders, Inc. respectfully requests judgment to be entered in its favor against Defendants Bion Environmental Technologies, Inc., Bion Technologies, Inc., Bion 3G-1, LLC, and North Prairie Holdings, LLC in the amount of $1,494,512.72 and for reasonable attorneys' fees and costs incurred in pursuing this matter and prejudgment interest; and for an order of foreclosure of Hamstra's Mechanic's Lien on the Property and that the Property be sold at Sheriff's sale with the proceeds payable to Hamstra; and for all other relief the Court deems just and proper.

Respectfully submitted,

/s/ Robert W. Schrimpf

Robert W. Schrimpf, #29064-69
rschrimpf@ralaw.com
Andrew C. Clott
aclott@ralaw.com
ROETZEL & ANDRESS, LPA
625 Eden Park Drive
Suite 450
Cincinnati, OH 45202
Phone: 513.361.0200
Fax: 513.361.0335

Attorneys for Plaintiff Hamstra Builders, Inc.

JURY DEMAND

Plaintiff Hamstra Builders, Inc. demands trial by jury for all issues triable as of right by jury and demands the maximum number of jurors allowed by law.

/s/ Robert W. Schrimpf
Robert W. Schrimpf

VERIFICATION

I, Mitch Van Kley, being duly sworn, depose and state that I am the Executive Vice President and CFO of Hamstra Builders, Inc. and that I have authorized the filing of this complaint. I have reviewed the allegations made in the complaint, and hereby state that those allegations are true to the best of my knowledge and belief, except for those allegations made upon information and belief, of which I verily believe the same to be true.

____
Mitch Van Kley

Sworn to me this ___ day of ________, 20__.

____
Notary Public

VERIFICATION

I, Mitch Van Kley, being duly sworn, depose and state that I am the Executive Vice President and CFO of Hamstra Builders, Inc. and that I have authorized the filing of this complaint. I have reviewed the allegations made in the complaint, and hereby state that those allegations are true to the best of my knowledge and belief, except for those allegations made upon information and belief, of which I verily believe the same to be true.

Mitch Van Kley

Sworn to me this 14th day of April, 2025.

Notary Public

TAMMY R. OVERBY
My Commission Expires 02-14-2032
NOTARY PUBLIC SEAL
Jasper County
STATE OF INDIANA

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